Exhibit (i) (iii)
                                     CONSENT

        We hereby consent to the use of our name under the caption "Counsel" in the Statement of Additional Information contained in Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Stratus Fund, Inc. (Registration No. 33-37928) filed under the Securities Act of 1933 and Amendment No. 24 under the Investment Company Act of 1940.


                                    /s/ Ballard Spahr Andrews & Ingersoll, LLP


October 30, 2003